UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2009

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BIOLIFE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-18710	94-3076866
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA     98021

(Address of principal executive offices, including zip code)

(425) 402-1400

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2009, the Company entered into an Amendment to its Secured Convertible Multi-Draw Term Loan Facility Agreement (the “Facility Agreement”) with each of Thomas Girschweiler, a director and stockholder of the Company, and Walter Villiger, an affiliate of the Company, each a non-U.S. Person (“U.S. Person” being defined in Regulation S of the Securities Act of 1933, as amended) (collectively, the “Investors”), pursuant to which (a) the term of the Secured Convertible Multi-Draw Term Loan Note (“Note”) was extended to January 11, 2011, and (b) the conversion feature of the Note was eliminated. The Note previously delivered to each of the Investors also was amended to reflect the changes to the Facility Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Date:	December 16, 2009	By:	/s/ MIKE RICE
Mike Rice President and Chief Executive Officer (Principal Executive Officer)

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